August 5, 2010 Kraton Performance Polymers, Inc. Second Quarter 2010 Earnings Conference Call Exhibit 99.1

Forward-Looking Statement Disclaimer
2
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or
“anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and
Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to:
conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-
term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; the inherently hazardous nature of chemical manufacturing; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans;
regulation of our customers, which could affect the demand for our products or result in increased compliance costs;
international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; fluctuations in currency exchange rates ; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; and concentration of ownership among our principal stockholder, which may prevent new investors from influencing significant corporate decisions. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange
Commission.

GAAP Disclaimer
3
This presentation includes the use of both GAAP (generally accepted accounting principles)
and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and
Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

Update on 2010 Business Priorities
Innovation-led Top-line
Growth
Capital Investment
Capital projects for IR and IRL expansion on schedule and
within budget
Phase II system and control upgrades at Belpre remain on
target
In-depth evaluation of alternatives for new HSBC capacity
underway
Earnings Growth
Strong year-over-year and sequential volume and revenue
growth
Continued to implement our “price right” strategy in
response to volatility in raw material costs and other factors
Adjusted EBITDA of $63 million a record level
LTM Adjusted EBITDA margin on Sales Revenue above
17%
Critical Capabilities
Successfully filled multiple positions in Q2, including market development and investor relations
Several key individuals promoted to positions of increased
responsibility
4
Continued progress toward vitality index goal
YTD vitality index above plan despite strong volume growth
in base business
Outlook for PVC alternatives for wire & cable and medical
applications remains favorable

Trend of Volume Recovery from 2009 Lows Continues
Year-on-Year Change In Sales Volume:
Sales volume increased from 71.4 kt in Q2 2009 to 86.2 kt in Q2 2010
Q2 volumes reflect seasonal increase in Paving & Roofing business
Q2 2010 volume was up 18% vs. Q1 2010; historically Q2 volume is up sequentially in the range of approximately 25%
Excluding an estimated 6 kt of restocking volume in Q1 2010, Q2 volume was up 29% sequentially
5
(36.3)%
(38.7)%
(24.2)%
(9.7)%
16.0%
54.6%
20.8%
-50.0%
-25.0%
0.0%
25.0%
50.0%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Estimated “One-time”
Growth
Core Growth
12.1%

Kraton
Giving Innovators Their Edge

33%
ASC

$72
$92
$104
2209
2110
2210

44%
13%

Adhesives, Sealants and Coatings End Use Review LTM Revenue Profile Change in Sales Revenue 6 Q2 2010 vs. Q2 2009 Q2 2010 vs. Q1 2010 End Use Revenue US $ in Millions

Kraton
Giving Innovators Their Edge

31%
AM

$68
$92
$98
2Q09
1Q10
2Q10

44%
6%

Advanced Materials End Use Review 7 LTM Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue US $ in Millions Q2 2010 vs. Q2 2009 Q2 2010 vs. Q1 2010

Paving and Roofing End-Use Review 8 LTM Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue US $ in Millions Q2 2010 vs. Q2 2009 Q2 2010 vs. Q1 2010

Kraton
Giving Innovators Their Edge

6%
EB

$14
$14
$19
2Q 09
1Q 10
2Q 10

2008
$35
2009
$61
Q2 2010
$70

Emerging Businesses End Use Review 9 LTM Revenue Profile LTM Sales Revenue End Use Revenue US $ in Millions US $ in Millions X

6%
11%
13%
14%
12%
13%
20%
2005
2006
2007
2008
2009
Q2 2010 LTM
Goal

Innovation-led Top Line Growth
10
20% of revenue from innovation
20% contribution margin premium
Vitality Index
YTD vitality index is above expected level despite higher than expected growth in base business
IR and IRL expansion projects supporting growth in innovation revenue
Favorable outlook for PVC alternatives in medical and wire & cable applications

Kraton
Giving Innovators Their Edge

Forecast Strong Worldwide Growth in HSBC's Driven by Innovation

Need for Added Production Capacity in Asia Pacific

30kt Plant in Asia Pacific

Site Selection by December 2010

Proposed HSBC Expansion 11 History of Strong Worldwide HSBC Presence Growing Demand for HSBC’s in Asia Pacific

Volume (kt)
Selected Financial Trends
(1) Excludes by-product revenue
(2) Adjusted EBITDA  is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
12
Sales Revenue
(1)
(US $ in Millions)
Adjusted EBITDA
(2)
(US $ in Millions)
% of comparable
period of prior year
Q2 09 Q1 10 Q2 10
EBITDA $ 17.1 $ 41.2 $ 61.9
Sponsor fees and expenses 0.5 --- ---
Restructuring and related charges 0.4 0.1 0.7
Other non-cash expenses (0.8) 1.3 0.4
Gain on extinguishment of debt (4.3) --- ---
Adjusted EBITDA (2) $ 12.9 $ 42.6 $ 63.0
EBITDA to Adjusted EBITDA
(2)
Walk
(US $ in Millions)
71
73
86
76%
155%
121%
Q2 09 Q1 10 Q2 10
$13
$43
$63
5.5%
15.6%
19.0%
0
10
20
30
40
50
60
70
80
Q2 09 Q1 10 Q2 10
$234
$273
$332
$0
$50
$100
$150
$200
$250
$300
$350
Q2 09 Q1 10 Q2 10
Adjusted EBITDA
Margin

Q2 2010 Financial Overview
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
US $ in Thousands except per share
data
13
Three months Ended Three months Ended Three months Ended
6/30/2010 3/31/2010 6/30/2009
Sales Volume (kt) 86 73 71
Total Operating Revenues $                  332,086 $                 272,732 $                  243,821
Cost of Goods Sold 242,973 203,605 208,060
Gross Profit 89,113 69,127 35,761
Operating expenses
Research and Development 5,572 5,984 5,071
Selling, General and Administrative 21,772 22,062 18,052
Depreciation and Amortization of Identifiable Intangibles 11,969 11,046 12,542
Gain on Extinguishment of Debt - - 4,340
Equity in Earnings of Unconsolidated Joint Venture 162 74 102
Interest Expense, net 6,272 6,064 7,825
Income (Loss) Before Income Taxes 43,690 24,045 (3,287)
Income Tax Expense 5,095 4,250 891
Net Income (Loss) $                    38,595 $                  19,795 $                     (4,178)
Earnings (Loss) per Common Share - Diluted $                       1.24 $                      0.64 $                      (0.22)
Adjusted EBITDA $                    63,025 $                  42,622 $                    12,907
(1)

$41
$29
$(11)
$273
$332
Q1 2010
Volume
Price
FX
Q2 2010

$58
$47
$(7)
$(10)
$244
$332
Q2 2009
Volume
Price
FX
By-Product
Q2 2010

Q2 2010 Operating Revenue Walk Q2 2010 vs. Q1 2010 Q2 2010 vs. Q2 2009 US $ in millions 14

$29
$12
$0
$1
$(22)
$43
$63
Q1 2010
Volume
Price
COGS
R&D/SG&A
FX/Other
Q2 2010

$58
$21
$(24)
$(4)
$(1)
$13
$63
Q2 2009
Volume
Price
COGS
R&D/SG&A
FX/Other
Q2 2010

Q2 2010 Adjusted EBITDA
(1)
Walk
Q2 2010 vs. Q1 2010
Q2 2010 vs. Q2 2009
US $ in millions
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
15

Quarterly Net Cash Provided by
$22
Q2 10
$40
Q2 09
$36
Q2 08

Net Debt (1) and Net Debt to Capitalization
Net Debt
Net Debt to Cap
$380
$360
$340
$320
$300
$280
60%
55%
50%
45%
40%
Q4 2009
Q1 2010
Q2 2010

▪

▪

▪

▪

▪

▪

Q2 2010 reflects a release of cash
following a seasonal build in Q1.
Working capital of 30% of LTM
revenue, currently expected to return
to more normal  23% to 25% by year-
end.
US $ in millions
16
Cash at quarter end of $39.4 million.
Net Debt-to-Capitalization ratio of
47.0% at quarter end.
LTM Adjusted EBITDA to Net Debt
was 1.78x at 6/30/10.
Two notch upgrade by Standard &
Poors to B+ in April 2010.
(1) Net debt is equal to Long-term debt, less Cash and Cash equivalents
Cash Flow and Balance Sheet

Selected 2010 Estimates
Working capital (excluding cash) as a % of revenue 23% to 25%
Capital spending $50 to $55 million
Interest expense $24 to $25 million
Cash interest $23 to $24 million
Cash pension contributions $4 to $5 million
Restructuring charges $5 to $6 million
Cash restructuring $14 to $15 million
Depreciation and amortization $48 to $50 million
Book tax rate 13% to 16%
Cash tax rate 10% to 13%
17

August 5, 2010 Appendix

Reconciliation of Net Income/(Loss) to EBITDA and
Adjusted EBITDA
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
19
US $ in Thousands
Three months Ended Three months Ended Three months Ended
6/30/2010 3/31/2010 6/30/2009
Net Income (Loss) $                    38,595 $                    19,795 $                     (4,185)
Add(deduct):
Interest expense, net 6,272 6,064 7,832
Income tax expense 5,095 4,250 891
Depreciation and amortization expenses 11,969 11,046 12,542
EBITDA
(1)
$                    61,931 $                    41,155 $                    17,080
EBITDA
(1)
$                    61,931 $                    41,155 $                    17,080
Add(deduct):
Sponsor fees and expenses - - 500
Restructuring and related charges 655 135 413
Other non-cash expenses 439 1,332 (746)
Gain on extinguishment of debt - - (4,340)
Adjusted EBITDA
(2)
$                    63,025 $                    42,622 $                    12,907
Restructuring and related detail:
Cost of goods sold $                           - $                           - $                     122
Selling, general and administrative 655 135 291
Total restructuring and related charges $                        655 $                        135 $                     413

August 5, 2010 Kraton Performance Polymers, Inc. Second Quarter 2010 Earnings Conference Call